UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report  (Date of earliest event reported) January 6, 2005

IDAHO GENERAL MINES, INC.

(Exact name of registrant as specified in its charter)

                         Idaho

000-50539                   91-0232000

(State or other jurisdiction     (Commission             (IRS Employer

        of incorporation)                    File  Number)           Identification No.)

10 N. Post St., Suite 610

   Spokane, WA 99201

    99201

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (509) 838-1213

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers.

On January 6, 2005 the Company’s Board of Directors appointed Robert L. Dumont, age 49, to the position of Vice President of Business Development.  For more than the past five years Mr. Dumont has been a general partner of Atmos Management Group.  Located in Connecticut, Atmos Management Group specializes in turnaround business management and corporate crises management. Mr. Dumont’s primary function has been the financial management and restructuring of financially distressed companies. The terms of Mr. Dumont’s employment include an annual salary of $90,000 and the grant of 650,000 Incentive Stock Options, exercisable at $0.72, vesting as follows: 250,000 options vest immediately, January 6, 2005, 200,000 options vest on January 6, 2006, and 200,000 options vest on January 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

/s/ Robert L. Russell

By:_________________________________

Robert L. Russell, President

Date:     January 12, 2005